SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ClearSign Combustion Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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ClearSign Combustion Corporation
12870 Interurban Avenue South
Seattle, WA 98168
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of ClearSign Combustion Corporation on May 3, 2018, which will be held at our office at 12870 Interurban Avenue South, Seattle, Washington 98168 at 3:00 p.m. local time. Enclosed with this letter are your Notice of Annual Meeting of Stockholders, proxy statement and proxy voting card. The proxy statement included with this notice discusses each of the proposals to be considered at the Annual Meeting.
At this year’s meeting, you will be asked to: (1) elect five directors to serve until the election and qualification of their successors; (2) approve, on an advisory basis, the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2018; (3) approve, on an advisory basis, the compensation paid to our named executive officers; and (4) vote, on an advisory basis, on the frequency of future advisory votes to approve executive compensation. We will also transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
The Board of Directors has fixed the close of business on February 28, 2018 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof  (the “Record Date”).
Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s common stock on the Record Date, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on it. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person.
Sincerely,

/s/ Stephen E. Pirnat

Stephen E. Pirnat
Chairman and Chief Executive Officer
Seattle, Washington
April 18, 2018

ClearSign Combustion Corporation
12870 Interurban Avenue South
Seattle, WA 98168
Notice of Annual Meeting of Stockholders
to be held May 3, 2018
To the Stockholders of ClearSign Combustion Corporation:
The Annual Meeting of Stockholders will be held at our office at 12870 Interurban Avenue South, Seattle, Washington 98168 at 3:00 p.m. local time on May 3, 2018. During the Annual Meeting, stockholders will be asked to:
(1)
elect five directors to serve until the election and qualification of their successors;

(2)
approve, on an advisory basis, the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2018;

(3)
approve, on an advisory basis, the compensation paid to our named executive officers; and

(4)
vote, on an advisory basis, on the frequency of future advisory votes to approve executive compensation.

We will also transact any other business properly brought before the Annual Meeting or any adjournments thereof.
If you are a stockholder of record as of February 28, 2018, you may vote at the meeting. The date of mailing this Notice of Meeting and proxy statement is on or about April 18, 2018.
By order of our Board of Directors
/s/ Brian G. Fike

Brian G. Fike
interim Chief Financial Officer, Treasurer and Secretary

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the proxy procedure
This proxy statement and the accompanying proxy card are first being mailed on or about April 18, 2018 to owners of record of shares of common stock of ClearSign Combustion Corporation (which may be referred to in this proxy statement as “we,” “us,” “ClearSign,” or the “Company”) in connection with the solicitation of proxies by our board of directors (“Board”) for our annual meeting of stockholders to be held on May 3, 2018 at 3:00 p.m. local time at our office at 12870 Interurban Avenue South, Seattle, Washington 98168 (referred to as the “Annual Meeting”). This proxy procedure permits all stockholders, many of whom are unable to attend the Annual Meeting, to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.
IMPORTANT NOTICE
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.
THANK YOU FOR ACTING PROMPTLY
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2018: The Notice of Annual Meeting, proxy statement and 2017 Annual Report on Form 10-K are also available at www.clearsign.com, which does not have “cookies” that identify visitors to the site.
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About The Meeting: Questions And Answers
What am I voting on?
At this year’s meeting, you will be asked to:
(1)
elect five directors to serve until the election and qualification of their successors;

(2)
ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2018;

(3)
approve, on an advisory basis, the compensation paid to our named executive officers;

(4)
vote, on an advisory basis, on the frequency of future advisory votes to approve executive compensation; and

(5)
transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?
Stockholders of record at the close of business on February 28, 2018 (the “Record Date”) may vote at the Annual Meeting. Each share of our common stock has one vote. There were 21,358,853 shares of common stock outstanding on February 28, 2018. From April 23, 2017 through May 2, 2018, you may inspect, at our corporate offices, a list of stockholders eligible to vote. If you would like to inspect the list, please call Brian G. Fike, our interim Chief Financial Officer, at (206) 673-4848, to arrange a visit to our offices. In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.
How do I vote?
You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.
Vote by Internet.   You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, May 2, 2018. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.
Vote by Telephone.   You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Wednesday, May 2, 2018. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.
Vote by Mail.   If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to ClearSign Combustion Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.
Vote in Person at the Meeting.   If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.
If you vote by any of the methods discussed above, you will be designating Stephen E. Pirnat, our Chairman and Chief Executive Officer, and/or Brian G. Fike, our interim Chief Financial Officer, Treasurer and Secretary, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.
If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.
Can I receive future materials via the Internet?
If you vote by Internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.
What is a proxy?
A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Stephen E. Pirnat, our Chairman and Chief Executive Officer, and/or Brian G. Fike, our interim Chief Financial Officer, Treasurer and Secretary, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be counted.
How will my proxy vote my shares?
If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the directors-nominees (see Proposal 1), “FOR” the approval, on an advisory basis, of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2018 (see Proposal 2), “FOR” approving, on an advisory basis, of the compensation paid to our named executive officers (see Proposal 3) and “FOR” approving, on an advisory basis, one year for the frequency of future advisory votes to approve executive compensation (see Proposal 4).
We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.
If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions your Nominee provides.
You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters. Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of our common stock), the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation are also not considered routine. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf. If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote.

How do I change my vote?
If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:
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notifying our interim Chief Financial Officer, Treasurer and Secretary, Brian G. Fike, in writing at 12870 Interurban Avenue South, Seattle, WA 98168, that you are revoking your proxy;

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submitting a proxy at a later date via the Internet or telephone, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked; or

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attending and voting by ballot at the Annual Meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions provided by your Nominee.
Who will count the votes?
Our Secretary, Brian G. Fike, will act as the inspector of election and count the votes, with the assistance of reports provided by Broadridge Shareholder Services.
What constitutes a quorum?
The holders of a majority of the Company’s eligible votes as of the record date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
What vote is required to approve each proposal?
Election of Directors.   For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy with voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.
Approval, on an Advisory Basis, of the Appointment of Independent Registered Public Accounting Firm.   For Proposal 2, the affirmative vote of the holders of shares of stock entitled to vote must exceed the votes cast against the proposal for the proposal to be approved. This is an advisory vote only and not binding on the Company.
Approval, on an Advisory Basis, of the Compensation Paid to our Named Executive Officers and the Vote, on an Advisory Basis, on the Frequency of Future Advisory Votes to Approve Executive Compensation.   Proposal 3 and Proposal 4 are also advisory votes only. These votes will not be binding on us, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of each of these votes when making future compensation decisions for our executive officers or decisions regarding the frequency of the advisory vote on the compensation of our executive officers.
Other Proposals.   Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of shares of common stock entitled to vote to exceed the votes cast against the proposal for the proposal to be approved, except when a different vote is required by law or by our certificate of incorporation.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to any of the proposals.
What percentage of our common stock do our directors and officers own?
As of February 28, 2018, our current directors and executive officers beneficially owned approximately 5.7% of our common stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 25 for more details.
Who is soliciting proxies, how are they being solicited, and who pays the cost?
We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.
Who is the independent registered public accounting firm, and will they be represented at the Annual Meeting?
Gumbiner Savett Inc. served as the independent registered public accounting firm auditing and reporting on our financial statements for the year ended December 31, 2017 and has been appointed to serve as our independent registered public accounting firm for 2018. We expect that representatives of Gumbiner Savett Inc. will not be present at the Annual Meeting.
What are the recommendations of the Board?
The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:
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FOR the election of the nominated directors (see Proposal 1);

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FOR the approval of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2018 (see Proposal 2);

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FOR the approval of the compensation paid to our named executive officers (see Proposal 3); and

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FOR holding votes to approve the compensation paid to our named executive officers each year (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Governance of the Company
The following table sets forth the names and ages of the directors and executive officers serving immediately prior to the Annual Meeting. Our officers are appointed by, and serve at the pleasure of, the Board.
Name	Age	Position
Stephen E. Pirnat	66	Chairman and Chief Executive Officer
Brian G. Fike	49	interim Chief Financial Officer, Treasurer and Secretary
Donald W. Kendrick, Ph.D.	52	Chief Technology Officer
Roberto Ruiz, Ph.D.	61	Chief Operating Officer
Lon E. Bell, Ph.D.	77	Director
Scott P. Isaacson	69	Director
Susanne L. Meline	50	Director
Jeffrey L. Ott	55	Director
Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Washington Business Corporation Act and our bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its Committees.
Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors, individually or as a group, by writing to the Board at 12870 Interurban Avenue South, Seattle, WA 98168. These communications will be reviewed by the Corporate Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Corporate Governance Committee, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.
Independence of Directors
In determining the independence of our directors, we apply the definition of  “independent director” provided under the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”). Pursuant to these rules, the Board concluded its annual review of director independence in February 2018. After considering all relevant facts and circumstances, the Board affirmatively determined that all of the directors then serving on the Board, including those nominated for election at the Annual Meeting, are independent within the meaning of NASDAQ Listing Rule 5605(a)(2) with the exception of Stephen E. Pirnat, who is our Chief Executive Officer and President.
Board Meetings and Committees of our Board
The Board has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, referred to in this proxy statement as the “Governance Committee”. The members of these committees, Lon E. Bell, Scott P. Isaacson, and Jeffrey L. Ott, satisfy the independence standards of both Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934 and NASDAQ Listing Rule 5605(a)(2). Mr. Ott is the Chairman of the Audit Committee and the Board has determined that he is an audit committee financial expert, Dr. Bell is the Chairman of the Compensation Committee, and Mr. Isaacson is the Chairman of the Governance Committee. During the year ended December 31, 2017, the Board held four meetings, the Audit Committee held four meetings, the Compensation Committee held five meetings, and the Governance Committee held four meetings. Each of our directors attended all of the Board meetings and all of the meetings of the Board committee(s) of which he is a member. We do not have a policy with regard to Board attendance at the Annual Meeting. With the exception of Ms. Meline, who joined the Board in February 2018, all of the members of our Board attended the 2017 Annual Meeting.

Audit Committee
The Audit Committee operates pursuant to a charter, which can be viewed on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). The role of the Audit Committee includes, but is not limited to, the following:
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oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

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appoint, compensate, retain and oversee the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

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oversee management’s maintenance of internal controls and procedures for financial reporting at least annually;

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oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

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oversee the independent auditor’s qualifications and independence;

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oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

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prepare the report required by the rules of the SEC to be included in our proxy statement; and

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discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

The Audit Committee is authorized (without seeking Board approval) to retain or terminate special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the Audit Committee. The Audit Committee has available appropriate funding from the Company, as determined by the Audit Committee, for payment of: compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; compensation to any advisers employed by the Audit Committee; and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
Compensation Committee
The role of the Compensation Committee is to:
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review, approve and recommend to the Board our compensation and benefits policies generally and the annual compensation (base salary, bonus and other benefits) for all of our executives, including our Chief Executive Officer;

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administer the ClearSign Combustion Corporation 2011 Equity Incentive Plan (the “2011 Plan”) and the 2013 Consultant Stock Plan; and

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annually review and make recommendations to the Board with respect to the compensation of non-employee directors, including any incentive plan compensation.

A copy of the charter of the Compensation Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).
The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Pursuant to the terms of the 2011 Plan, the Compensation Committee may delegate to one or more officers of the Company the authority to grant awards under the Plan to participants who are not insiders of the Company. The Compensation Committee has not exercised its right to delegate this authority.
Nominating and Corporate Governance Committee
The role of the Governance Committee is to:
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evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

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determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

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establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

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review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

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annually recommend to the Board persons to be nominated for election as directors;

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recommend to the Board the members of all standing Committees;

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adopt or develop for Board consideration corporate governance principles and policies; and

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periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees.

A copy of the charter of the Governance Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”). The members of the Governance Committee reviewed the qualifications of the director-nominees.
Policy with Regard to Security Holder Proposals and Director Recommendations
Stockholder proposals are reviewed by the Corporate Secretary’s office for compliance with the requirements for such proposals set forth in our Policy Regarding Stockholder Candidates for Nomination and in Regulation 14a-8 of the Securities Exchange Act of 1934. Stockholder proposals that meet these requirements will be summarized by the Corporate Secretary’s office. Summaries and copies of the stockholder proposals are circulated to the Chairman of the Governance Committee.
The Governance Committee will consider director candidates recommended by stockholders. If a director candidate is recommended by a stockholder (a “Nominating Stockholder”), the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. A Nominating Stockholder must have continuously held at least 5% of the Company’s common stock for at least three years by the date the name of the candidate is submitted, and must continue to hold the common stock through the date of the annual meeting. A Nominating Stockholder may submit one candidate for consideration at any annual meeting of stockholders. A Nominating Stockholder must submit a candidate for consideration as a director in writing to the Company’s Secretary. The submission must be received by a date not later than the 120th calendar day before the anniversary of the date that the prior year’s annual meeting proxy statement was released to stockholders (or if the annual meeting date has changed by more than 30 days, a reasonable time before we begin to print and mail the proxy statement) and must include the following information:
1.
The name, address and number of shares of common stock owned by the Nominating Stockholder;

2.
A representation that the Nominating Stockholder meets the requirements described above and will continue to meet them through the date of the annual meeting. If the Nominating Stockholder is not a registered holder of the Company’s common stock, the Nominating Stockholder must provide evidence of eligibility as provided in Securities Exchange Act Rule 14a-8(b)(2).

3.
A description of all arrangements or understandings (whether written or oral) between or among the Nominating Stockholder and the candidate or any other person or entity (naming such person or entity) regarding the candidate’s nomination.

4.
All information regarding the candidate that the Company would be required to disclose in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission with respect to a meeting at which the candidate would stand for election.

5.
Confirmation that the candidate is independent under the independence requirements established by the Company, Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934 and NASDAQ Listing Rule 5605(a)(2), or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent.

6.
The consent of the candidate to serve as a member of the Company’s board of directors, if nominated and elected.

7.
A representation signed by the candidate that if elected he or she will:

(i)
represent all stockholders of the Company in accordance with applicable laws and the Company’s certificate of incorporation, bylaws and other policies;

(ii)
comply with all rules, policies or requirements generally applicable to non-employee directors; and

(iii)
upon request, complete and sign customary directors and officers questionnaires.

Our Policy Regarding Stockholder Candidates for Nomination is available on our website at www.clearsign.com (under “Investors-Corporate Governance-Governance Documents”).
Director Qualifications and Diversity
The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in combustion, technology, air pollution control and air emission regulation, intellectual property, start-up companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.
In evaluating nominations to the Board of Directors, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Governance Committee took these specifications into account in formulating and re-nominating its present Board members. The current director candidates were recommended by the Governance Committee which is comprised of three independent directors.
Compensation Committee Interlocks and Insider Participation
Throughout 2017, Lon E. Bell (Chair), Jeffrey L. Ott, and Scott P. Isaacson served on the Compensation Committee. Neither Dr. Bell, Mr. Ott, nor Mr. Isaacson has ever been an officer or employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee.

Code of Ethics
We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.clearsign.com (under “Investors”). We intend to satisfy the disclosure requirement regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting the information on our Internet website, www.clearsign.com.
Risk Oversight by the Board of Directors
It is management’s responsibility to assess and manage the various risks we face. It is the Board’s responsibility to oversee management in this effort, in order to ensure that risks and uncertainties that may relate to our ongoing operations and to our plans for the future are considered and managed appropriately. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself, as more fully described below.
Full Board — Risks and exposures focused on by the full Board include strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation. Throughout the year the CEO discusses these risks with the Board during strategy reviews that focus on a particular business or function.
Audit Committee — Risks and exposures focused on by the Audit Committee are those associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, risk management as a whole and credit and liquidity matters.
Governance Committee — Risks and exposures focused on by the Governance Committee are those relating to corporate governance and management and director succession planning.
Compensation Committee — Risks and exposures focused on by the Compensation Committee are those associated with leadership assessment and compensation programs and arrangements, including incentive plans.
Board Leadership Structure
The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Stephen E. Pirnat, our Chief Executive Officer, is also the Chairman of the Board of Directors. The Board believes that it is currently in the best interests of the Company and its stockholders to have Mr. Pirnat serve both roles given the fact that our business is still in the development stage. As an experienced executive in the industrial burner industry, one of the Company’s original independent directors, and as our current Chief Executive Officer, Mr. Pirnat has deep industry experience, insight into the Company’s development and has direct involvement in its operations; therefore, he is in the best position to propose short and long term objectives for our business. This ensures that the Board of Directors focuses on important strategic objectives and understands the challenges facing the Company on a day-to-day basis. We believe that this combined role is balanced by the independence of a majority of our director nominees, who may meet in executive session at any time, which allows them to review key decisions and to discuss matters independently of Mr. Pirnat. Our Board does not have a person designated as a lead independent director.

Review, Approval or Ratification of Transactions with Related Persons
The Board of Directors reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company and our stockholders, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as disclosed in this proxy statement under the section titled “Certain Relationships and Related Transactions”, there have been no transactions with related persons during the past two fiscal years through the date of this proxy statement.
Compliance with Section 16 of the Exchange Act
Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that all of its directors, officers and beneficial owners of more than 10% of our equity securities timely filed these reports.

Proposal 1 — Election Of Directors
Nominees for Election
The Board of Directors is comprised of five members. Our Board, upon the recommendation of the Governance Committee, has nominated our five incumbent directors for re-election at the Annual Meeting. Each nominee has agreed, if elected, to serve until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.
If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes cast. There is no cumulative voting in the election of directors.
The following biographical information is furnished as to each nominee for election as a director:
Stephen E. Pirnat
Mr. Pirnat became a director of our Company in November 2011 and was appointed as Chairman and Chief Executive Officer in February 2015. Prior to joining ClearSign, Mr. Pirnat served as the Managing Director of Europe, the Middle East and Africa for the Quest Integrity Group of Team Inc., a provider of asset integrity management and asset reliability solutions in the refinery, chemical, petrochemical, pipeline and power industries worldwide. From September 2009 until January 2015, Mr. Pirnat held the position of President and CEO of Quest Metrology Group LLC. From September 2009 to January 2014, he served as President of Quest Integrated Inc., a technology incubator and boutique private equity firm. From February 2000 to September 2009, Mr. Pirnat served as President and CEO of the John Zink Company, LLC, a wholly owned subsidiary of Koch Industries and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry. In that former capacity, Mr. Pirnat was a Board member of Quest Integrity Group. Mr. Pirnat, a long-time executive with Ingersoll-Rand and Ingersoll-Dresser Corporation, went to John Zink from a previous post as President and CEO of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries. Mr. Pirnat began his career as an applications engineer with the Pump and Condenser Group of Ingersoll-Rand, where he advanced through a variety of sales, marketing, engineering, and operational positions with that company and its successor, Ingersoll-Dresser. These positions included Vice President of Ingersoll-Rand’s Standard Products Division, Vice President of Marketing for Ingersoll-Dresser Pumps, President of Ingersoll-Dresser Pumps Canada Ltd., and Vice President & General Manager of Ingersoll-Rand Engineered Equipment Division. Mr. Pirnat has served as a director for AZZ incorporated (NYSE: AZZ) since July 2014 and served as a director of Profire Energy, Inc. (NASDAQ: PFIE) from January 2014 to September 2016. Mr. Pirnat holds a BSc. in Mechanical Engineering from the New Jersey Institute of Technology. Mr. Pirnat’s technological expertise and business experience in the combustion and air pollution control industry led us to conclude that he should serve as a director.
Lon E. Bell, Ph.D.
Dr. Bell became a director of our Company in November 2011. He founded Gentherm Inc., formerly known as Amerigon Inc., in 1991 and was a consultant to Gentherm from December 2010 to December 2012. Dr. Bell has served many roles at Gentherm, including Chief Technology Officer until December 2010, Director of Technology until 2000, Chairman and Chief Executive Officer until 1999, and President until 1997. Dr. Bell served as the Chief Executive Officer and President of BSST LLC, a subsidiary of Gentherm from September 2000 to December 2010. He served as a Director of Gentherm from 1991 to 2012. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components, and served as Technar’s Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. He co-founded Mahindra REVA Electric Vehicle Pvt Ltd in 1994 and serves as a Director. Since April 2014 he has been Chairman of the External Advisory Board to the Mechanical and Civil Engineering Department at the California Institute of Technology. He has served as a director for Ideal Power Inc. (NASDAQ: IPWR) since 2012 and became Chairman in 2017. He has served as a director of CDTI Advanced materials (NASDAQ: CDTI) since 2013 and Chairman since 2016. Dr. Bell co-founded

CALSTART, a non-profit in 1991 and served as its first president. Dr. Bell is a leading expert in the mass production of vehicle sensors and thermoelectric products. He has authored more than 20 publications in the areas of thermodynamics of thermoelectric systems, automotive crash sensors, and other electronic and electromechanical devices. Five of his inventions have gone into mass production and dominated their target markets. Dr. Bell received a BSc. in Mathematics, a MSc. in Rocket Propulsion, and a Ph.D. in Mechanical Engineering from the California Institute of Technology. Dr. Bell’s recognized technological expertise in the field of thermodynamics and his demonstrated ability to commercialize inventions led us to conclude that he should serve as a director.
Scott P. Isaacson
Mr. Isaacson became a director of our Company in November 2011. He is experienced in advising and representing companies regarding a variety of corporate, business transactions, contracts and compliance matters, particularly in managing programs related to environmental and regulatory issues. He currently is a self-employed consultant on the topic of corporate risk management as it relates to legal and environmental responsibilities. From 1999 to February 2016, he held various positions with CalPortland Company as a member of its executive staff including Senior Vice President-General Counsel where he managed corporate legal matters, business relations, litigation, intellectual property, acquisitions and mergers, and compliance programs for this construction materials manufacturing company with operations located in the Western United States. He also has served as a director of numerous subsidiaries of that company for several years. Mr. Isaacson is an experienced legal expert with a broad knowledge of corporate legal issues, especially in regard to environmental compliance requirements mandated by major federal environmental laws and programs as well as related state programs. He has been the principal advising attorney on environmental issues for complex, multi-program projects to include industrial air emissions, development projects, and, more recently, federal and state actions to regulate greenhouse gases. In his prior position as a partner with the Seattle law firm of Bogle and Gates, he advised business clients on environmental issues regarding compliance, land use, government contractor liability and exposure to toxic or hazardous materials as well as issues related to individual and corporate civil and criminal liability. Clients included local governments and a number of large and mid-size businesses and companies involved in manufacturing, production, and service. Previous to that, he was the Chief of the Environmental Law Division at the Department of the Army and the senior attorney responsible for advising commands throughout the United States on environmental policy and compliance issues arising from Army activities, and handled or supervised complex and significant environmental actions that were under the scrutiny of federal, state, and local regulators as well as interested private environmental organizations. Mr. Isaacson holds a BSc. from the U.S. Military Academy at West Point and a Juris Doctor from the University of Washington. He is a member of the bar for the United States Supreme Court, the Supreme Court of the State of Washington, and the District of Columbia Court of Appeals. Mr. Isaacson’s broad business experience and legal expertise, particularly in the field of environmental compliance, led us to conclude that he should serve as a director.
Susanne L. Meline
Ms. Meline has been a director of our Company since February 2018. In 2003 Ms. Meline co-founded Francis Capital Management, a value-based investment advisor, where she has continued to perform services as general counsel and as an investment analyst specializing in small cap stocks. From January 2001 to March 2002 Ms. Meline worked as an investment banker with Houlihan Lokey, a global investment bank serving corporations, institutions, and governments worldwide and from 1995 through 2000 practiced law in the corporate group of Jones Day — an international law firm that provides legal advisory services across multiple disciplines and jurisdictions. She is a Certified Director through the UCLA Anderson School of Management and a member of the National Association of Corporate Directors. Ms. Meline received a B.A in political science from UCLA, and a J.D. from the UC Hastings College of the Law. She served on the board of directors of Finomial Corporation, a Series B stage fintech company, until 2018 at which time she transitioned to her current role as a Series A board observer.

Jeffrey L. Ott
Mr. Ott became a director of our Company in February 2015. Mr. Ott has served as President of Quest Integrity since 2007, President and Chief Executive Officer of Quest Integrity since 2014 and, since March 2016, also as President of Mechanical Services, both business units of TEAM, Inc. (NYSE: TISI), a provider of asset integrity management and asset reliability solutions in the refinery, chemical, petrochemical, pipeline and power industries worldwide. Prior to joining Quest Integrity, Mr. Ott was a general partner at Gryphon Investors from 2001 to 2006 where he was responsible for managing the group’s middle market-focused technology investment interests. From 1996 to 2001, Mr. Ott managed the west coast private equity effort and technology investments as a general partner at Deutsche Bank Capital Partners and, from 1987 to 1996, led the global convertible and equity-linked capital markets effort for Bankers Trust. He began his career as an engineer in the Operations Analysis group at Rockwell International’s North American Aircraft. Mr. Ott holds a BSc. in Engineering Management and Operations Research from Southern Methodist University and an M.B.A. from Dartmouth College. Mr. Ott’s business experience in the financial and energy industries led us to conclude that he should serve as a director.
None of our director nominees is related to any other director nominee or any officer. None of our director nominees has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Securities Exchange Act of 1934. None of our director nominees was selected as a result of an arrangement or understanding between him or her and any other person.
Director Compensation for 2017
The following Director Compensation Table sets forth information concerning compensation for services rendered by our independent directors for 2017. The amounts represented in the “Stock Awards” column reflect the stock compensation expense recorded by the Company and does not necessarily equate to the income that will ultimately be realized by the director for such awards.
Director Summary Compensation Table
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Lon E. Bell	$—	$100,000	$—	$—	$—	$—	$100,000
Scott P. Isaacson	—	100,000	—	—	—	—	100,000
Jeffrey L. Ott	—	100,000	—	—	—	—	100,000
Susanne Meline	—	—	—	—	—	—	—
	$—	$300,000	$—	$—	$—	$—	$300,000

(1)
Amounts reflect restricted stock awards granted in 2017. The amounts represent the aggregate grant date fair value of the awards granted to each named director computed in accordance with stock-based compensation accounting rules (Financial Standards Accounting Board (“FASB”) ASC Topic 718). The restricted stock awards were granted on February 10, 2017.

Compensation of Directors
In 2017, each independent director’s annual compensation in the amount of  $100,000 has been paid solely in common stock. The number of shares of common stock issued was calculated by using the last sale price of the common stock on February 10, 2017, the date of the grant. The common stock was subject to a right of repurchase by the Company at $0.0001 per share through February 10, 2018 if the director terminated service or certain other designated events occurred.
The equity component of the Company’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our stockholders.

Stephen Pirnat, the Company’s employee director, does not receive an annual stipend for his services as a director. All directors are reimbursed for ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Company’s expense reimbursement procedure applicable to all employees of the Company.
Other than the 2011 Equity Incentive Plan, the independent directors are not eligible to participate in the Company’s employee benefit plans, including the retirement plan.
Vote Required and Recommendation
The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. This means that the nominees receiving the most votes for election will be elected.
Our Board recommends a vote “FOR” each of the nominees.

Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference therein.
The Audit Committee of the Board has:
•
reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2017 with management;

•
discussed with the Company’s independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board; and

•
received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements audited by Gumbiner Savett Inc. for the year ended December 31, 2017 be included in its Annual Report on Form 10-K for such fiscal year.
Audit Committee of the Board
Jeffrey L. Ott, Chair
Scott P. Isaacson
Lon E, Bell, Ph.D.

Proposal 2 — APPROVAL, ON AN ADVISORY BASIS, of THE Appointment
of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Gumbiner Savett Inc. as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018. Gumbiner Savett Inc. has served as our independent registered public accounting firm since 2011.
Stockholder approval of the selection of Gumbiner Savett Inc. as our independent registered public accounting firm is advisory only and is not required by our bylaws or the Washington Business Corporation Act. The Board seeks such approval as a matter of good corporate practice. Should the stockholders fail to approve the selection of Gumbiner Savett Inc. as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for the year 2018. In making its recommendation to the Board that stockholders ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2018, the Audit Committee considered whether Gumbiner Savett Inc.’s provision of non-audit services is compatible with maintaining its independence. The Audit Committee approved the audit fees, audit-related fees, tax fees and all other fees described below and believes such fees are compatible with the independence of Gumbiner Savett Inc.
	2017	2016
Audit Fees	$57,000	$53,000
Audit Related Fees	—	—
Tax Fees	5,375	4,515
All Other Fees	24,298	3,142
Audit Fees.   “Audit Fees” are the aggregate fees of Gumbiner Savett Inc. attributable to professional services rendered in 2017 and 2016 for the audit of our annual financial statements and for review of financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by Gumbiner Savett Inc. in connection with statutory and regulatory filings or engagements for those fiscal years. These fees include fees billed for professional services rendered by Gumbiner Savett Inc. for the review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.
Tax Fees.   “Tax Fees” are the aggregate fees of Gumbiner Savett Inc. billed for professional services rendered to us for tax compliance, tax advice, and tax planning.
All Other Fees.   “All Other Fees” are the aggregate fees of Gumbiner Savett Inc. attributable to customary agreed upon professional services in connection with our January 2017 rights offering, November 2017 Form S-1, and review of our 2016 proxy statements.
Pre-approval Policies and Procedures
The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The required pre-approval policies and procedures were complied with during 2017 and 2016.
Gumbiner Savett Inc. Representatives at Annual Meeting
We expect that representatives of Gumbiner Savett Inc. will not be present at the Annual Meeting.
Vote Required and Recommendation
This is an advisory vote and does not require a minimum number of votes.
The Board recommends that stockholders vote “FOR” approval of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the year ending December 31, 2018 as described in this Proposal 2.

Executive Compensation and Related Information
The following is biographical information about our executive officers.
Stephen E. Pirnat, 65, Chairman and Chief Executive Officer
Biographical information for Mr. Pirnat is set forth under “PROPOSAL 1 — ELECTION OF DIRECTORS — Nominees for Election”.
Brian G. Fike, 49, interim Chief Financial Officer, Treasurer and Secretary
Mr. Fike was appointed as our Controller in January 2016 and as our interim Chief Financial Officer, Secretary and Treasurer in May 2017. Prior to joining the Company, from March 2001 to January 2016 Mr. Fike was employed by Darigold, Inc., a $2.3 billion dairy manufacturing co-op of 500 member farmers, where he successively held the positions of Plant Controller, Accounting and Finance Manager, Strategy Manager and Regional Controller. Prior to his career at Darigold, Mr. Fike held similar positions in the specialty foods and industrial automation industries. Mr. Fike also served eight years in the U.S. Naval Reserve. Mr. Fike holds a BBA in Accountancy from Boise State University and an MBA from the University of Washington.
Donald W. Kendrick, Ph.D., 52, Chief Technology Officer
Dr. Kendrick joined the Company in May 2015 as our Senior Vice President of Technology and was promoted to Chief Technology Officer in August 2016. Prior to joining ClearSign, Dr. Kendrick was CTO of Lean Flame, Inc. from January 2008 to April 2015. Prior to that he was Operations Manager for United Technologies Corporation’s Pratt & Whitney PulseDyne Division and Senior Manager at the United Technologies Corporate Research Center (UTRC). He has also served as the Aerothermal Department Head of Ramgen Power Systems, Director of Research at Imperium Renewables and President of Gaidheal Consulting, LLC. Dr. Kendrick’s areas of expertise include engineering research and development and product commercialization in the areas of combustion, ultra-low emissions systems, renewal energy, biofuels, power generation and gas turbines (aero and industrial). He is widely published, holds a number of issued patents in his area of expertise and serves as a reviewer for several journals including Combustion and Flame and Combustion Science and Technology. Dr. Kendrick holds a B.A.Sc. degree in Mechanical Engineering (Honours) from the University of British Columbia and both a MSc. and Ph.D. degree in Mechanical Engineering from the California Institute of Technology.
Roberto Ruiz, Ph.D., 60, Chief Operating Officer
Dr. Ruiz was appointed as our Chief Operating Officer in February 2016. Dr. Ruiz previously served as our Senior Vice President, Product Development from November 2012 after providing consulting services to the Company beginning in June 2012. Prior to joining ClearSign, from November 2010 to May 2012, he was President and Chief Operating Officer of OnQuest, Inc., a division of Primoris Services Corporation, and a provider of engineering, procurement and construction services for fired heaters (used primarily in refinery applications), waste heat recovery units and liquid natural gas, hydrogen, ammonia and bio-fuels plants. Previously, from January 1997 to October 2010, he served in various positions and concluded as Vice President of the Process Burners Group at John Zink Company LLC, a wholly owned subsidiary of Koch Industries and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry, where he had full operating responsibility for the company’s original product line. His customers included most major domestic and international oil companies and OEMs. As an executive manager, Dr. Ruiz formed and led highly successful teams of engineers, process engineers, project managers, and aftermarket sales and field service professionals. He had previously been VP Technology and Commercial Development at John Zink where he was responsible for all R&D, management of the company’s intellectual property portfolio and the identification and acquisition of assets and technologies. Prior to joining John Zink in 1997, Dr. Ruiz worked with the Gas Research Institute and later with Air Liquide, where he was commercial and marketing manager in the Glass Group. Dr. Ruiz has extensive experience in industrial combustion, process design, environmental controls, fuels, gas separation, heat transfer, fluid mechanics and advanced diagnostics. Dr. Ruiz earned MSc. and Ph.D. degrees in mechanical engineering from the University of Minnesota and a BSc. in engineering with honors at the University of California, Los Angeles. He also earned an M.B.A. at the University of Chicago.

None of our executive officers is related to any of our directors or any other officer. None of our executive officers has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Securities Exchange Act of 1934. None of our officers was selected as such as a result of an arrangement or understanding between him and any other person.

Summary Compensation Table for 2017 and 2016
The table below summarizes the total compensation paid to or earned by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer, referred to herein as the “named executive officers” or “NEOs,” in 2017 and 2016. The amounts represented in the “Option Awards” column reflects the stock compensation expense recorded by the Company pursuant to ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive officers for such awards.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
Stephen E. Pirnat President, Chief Executive	2017	$350,000	$165,000(3)	$92,269	$29,884	$637,153
	2016	350,000	190,000(4)	339,971	16,740	896,711
Roberto Ruiz Chief Operating Officer	2017	270,833	0	65,654	24,106	360,593
	2016	200,000	74,998(4)	63,999	24,151	363,148
Donald W. Kendrick Chief Technology Officer	2017	198,750	90,000(3)	42,215	26,503	357,468
	2016	185,000	74,998(4)	28,165	26,460	314,623

(1)
The amounts included in this column are the aggregate dollar amounts of compensation expense recognized by us for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, and includes amounts from option awards granted in 2017, 2016, 2015, and 2014. For information on the valuation assumptions used in calculating these dollar amounts, see Notes 2 and 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by the individuals upon option exercise.

(2)
Relates to healthcare benefits and employer matching in a defined contribution retirement plan available to all employees.

(3)
Bonuses for 2017 were accrued in 2017 and paid in April of 2018.

(4)
Bonuses for 2016 were accrued in 2016 and paid in the form of common stock grants issued in February of 2017 with a vesting period of one year. The grants were issued at the then market price of $3.60/share.

Outstanding Equity Awards
The following table sets forth information concerning outstanding equity awards held by our NEO’s at December 31, 2017.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Stephen E. Pirnat	11,250(1)	18,750(1)	$4.21	03/31/26
	200,000	0	$5.21	03/31/25
	100,000	0	$5.97	02/02/25
Donald W. Kendrick	3,125(2)	21,875(2)	$3.80	03/31/27
	9,375(1)	15,625(1)	$4.21	03/31/26
	17,500(4)	7,500(4)	$5.07	03/31/25
Roberto Ruiz	1,250(2)	8,750(2)	$3.80	03/31/27
	18,750(1)	31,250(1)	$4.21	03/31/26
	12,500(3)	7,500(3)	$5.21	03/31/25
	10,781(5)	719(5)	$9.90	12/31/23
	30,000	0	$4.88	12/31/22

(1)
Unearned options vest 6.25% on July 1, 2016 and on the first day of each calendar quarter thereafter until fully vested on April 1, 2020. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2017, these options have vested 37.5%.

(2)
Unearned options vest 6.25% on July 1, 2017 and on the first day of each calendar quarter thereafter until fully vested on April 1, 2021. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2017, these options have vested 12.5%.

(3)
Unearned options vest 6.25% on July 1, 2015 and on the first day of each calendar quarter thereafter until fully vested on April 1, 2019. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2017, these options have vested 62.5%.

(4)
Unearned options vested at the rate of 40% on April 1, 2016 and ontinue to vest at the rate of 5% on the first day of each calendar quarter thereafter until they are fully vested on April 1, 2019. At December 31, 2017, 70% of these options were vested.

(5)
Unearned options vest 6.25% on April 1, 2014 and on the first day of each calendar quarter thereafter until fully vested on January 1, 2018. In the event of a change in control of the Company, the unvested options becomely fully vested. At December 31, 2017, these options have vested 93.75%.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements
Effective February 3, 2015 we entered into an Employment Agreement with Stephen E. Pirnat, our Chief Executive Officer. Unless earlier terminated, the Employment Agreement was to continue until December 31, 2017 however, on October 30, 2017 we extended the term of the Employment Agreement to December 31, 2018. Mr. Pirnat’s annual salary is $350,000 with a cost-of-living adjustment made to the annual salary at the beginning of each calendar year of the term1. The Compensation Committee may grant an annual bonus to Mr. Pirnat, which may equal up to 60% of his annual salary, based on performance standards and goals achieved by him.

1
Mr. Pirnat irrevocably waived his right to a cost-of-living adjustment for 2016, 2017, and 2018.

In conjunction with the employment of Mr. Pirnat in 2015, the Company also issued two stock option awards, pursuant to the ClearSign Combustion Corporation 2011 Equity Incentive Plan (the “Plan”), for the purchase of 100,000 shares of common stock at an exercise price of  $5.97 per share and for the purchase of 200,000 shares of the Company’s common stock at an exercise price of  $5.21 per share. The term of each option is 10 years. The option for the purchase of 100,000 shares vested entirely on February 3, 2016. The option for the purchase of 200,000 shares vested 50% on April 1, 2016 and the remaining 50% vested on April 1, 2017.
Mr. Pirnat is entitled to receive a relocation allowance, including moving expenses in an amount not to exceed $24,000, closing costs relating to the sale of his residence in Oklahoma in an amount not to exceed $40,000 and six months of living expenses following his move to Seattle, Washington, which will not exceed $6,300 per month. Through December 31, 2017, the Company incurred $39,150 in relocation costs for Mr. Pirnat.
Mr. Pirnat’s employment may be terminated for cause, as defined in the Employment Agreement, due to his death or disability, by the election of the Company or Mr. Pirnat, or as a result of a change in control, as defined in the Employment Agreement. If the Employment Agreement is terminated as a result of Mr. Pirnat’s death, disability or by his election, Mr. Pirnat will receive accrued but unpaid annual salary, the value of unused paid time off through the effective date of termination, accrued but unpaid annual bonus, if any, and business expenses incurred prior to the effective date of termination. If we terminate the agreement without cause, Mr. Pirnat will receive accrued but unpaid annual salary and the value of accrued but unused vacation pay through the effective date of the termination, accrued but unpaid annual bonus, if any, business expenses incurred prior to the effective date of termination and an amount equal to the greater of (A) his annual salary, less legal deductions, for a period of the remaining number of months in the initial term of his employment agreement, or (B) his annual salary, less legal deductions. At his expense, Mr. Pirnat would also be entitled to continue to participate in employee benefit plans for a period of 12 months following termination of his employment. Additionally, Mr. Pirnat would be entitled to immediate accelerated vesting of all unvested options granted under the Employment Agreement or, if applicable, lapse of the Company’s right to repurchase common stock purchased prior to vesting. If his employment is terminated as a result of a change of control, Mr. Pirnat will receive accrued but unpaid annual salary and the value of accrued but unused vacation pay through the effective date of the termination, accrued but unpaid annual bonus less legal deductions and, if any, business expenses incurred prior to the effective date of termination and an amount equal to his annual salary. Additionally, Mr. Pirnat would be entitled to immediate accelerated vesting of all unvested options granted under the Employment Agreement or, if applicable, lapse of the Company’s right to repurchase common stock purchased prior to vesting.
All of the option awards and stock awards granted to the Company’s executive officers include change-in-control arrangements whereby any unvested stock options would vest or any repurchase rights for stock grants or, if exercised prior to vesting, stock options, would terminate as a result of a change in control.
Compensation Discussion
Overview
The Compensation Committee of the Board administers our executive compensation and benefit programs. The Compensation Committee is comprised exclusively of independent directors and oversees all compensation and benefit programs and actions that affect our executive officers.
Compensation Process and Role of Management
The Compensation Committee is responsible for determining and approving all compensation for our executive officers. Pursuant to its charter, the Compensation Committee recommends to the full Board the salary, annual incentive compensation or bonus, long-term incentive compensation in the form of stock options or stock grants, and all other employment, severance and change-in-control agreements applicable to executive officers. As discussed below, our Chief Executive Officer assists the Compensation Committee in its deliberations with respect to the compensation payable to our other executive officers.

Following the end of each fiscal year, our Chief Executive Officer evaluates executive officer performance for the prior fiscal year, other than his own performance, and discusses the results of such evaluations with the Compensation Committee. The Chief Executive Officer assesses each executive officer’s performance for the prior fiscal year based upon subjective factors concerning such officer’s individual business goals and objectives, and the contributions made by the executive officer to our overall results. The Chief Executive Officer then makes specific recommendations to the Compensation Committee for adjustments to base salary and the grant of a target bonus and/or equity award, if appropriate, as part of the compensation package for each executive officer, other than himself, for the next fiscal year.
The Compensation Committee reviews the performance of the Chief Executive Officer and determines all compensation for the Chief Executive Officer. The Chief Executive Officer is not present at the time the Compensation Committee reviews his performance and discusses his compensation.
Evaluation of Compensation Practices
In 2012 the Compensation Committee engaged Buck Consultants to evaluate our executive compensation program. The objective was to determine the equity and competitiveness of our practices with those of peer companies and relevant standards promulgated by stockholder rights organizations and other relevant stockholders. Although the study analyzed executive compensation comprehensively, there was particular focus on equity incentives for executives. The Compensation Committee integrated the results of the November 2012 study into its evaluation of executive compensation in 2017 and 2016. Buck Consultants provided no other services to us following the evaluation. The Compensation Committee is currently reviewing compensation trends to further evaluate current compensation levels.

PROPOSAL 3 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)
In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the SEC, are mandating that public companies initiate procedures to ensure that our stockholders have input on our compensation programs for our named executive officers. This is commonly known as “Say-on-Pay”.
Our Board values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom it is ultimately accountable. We urge you to read this proxy statement for additional details on the Company’s executive compensation.
Our Say-on-Pay Proposal is designed to provide our stockholders with the opportunity to consider and vote upon the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation table and narrative discussion. Although the vote is advisory and non-binding on the Company or the Board, our Board and the Compensation Committee will review the voting results. To the extent there is any significant lack of support for the compensation of our named executive officers, we would expect to initiate procedures designed to help us better understand stockholder concerns.
Marking the proxy card “For” indicates support for the compensation of our named executive officers; marking the proxy card “Against” indicates lack of support for the compensation of our named executive officers. You may abstain by marking the “Abstain” box on the proxy card.
Vote Required and Recommendation
This is an advisory vote and does not require a minimum number of votes. However, our Board of Directors recommends that stockholders vote “FOR” the approval of the compensation paid to our named executive officers.

PROPOSAL 4 — ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES FOR APPROVAL OF EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote with respect to the frequency of the Say-on-Pay Vote. Specifically, stockholders may vote to have a Say-on-Pay Vote every year, every two years, or every three years (commonly known as the “Say-on-Pay Frequency Vote”). Stockholders may also abstain from making a choice. After such initial vote is held, Section 14A requires all public companies to submit the Say-on-Pay Frequency Vote to their stockholders no less often than every six years.
As discussed above, the Board believes that our executive compensation program is designed to secure and retain the services of high quality executives and to provide compensation to our executives that is aligned with our performance. The Board believes that our compensation philosophies and practices advance both the short-term and long-term interests of the Company and our stockholders. The Board believes that the Say-on-Pay Frequency Vote should be conducted every year because it provides stockholders with the opportunity to provide regular direct input to the Board and its Compensation Committee regarding our executive compensation program.
The Say-on-Pay Frequency Vote is an advisory vote and will not be binding on us, the Compensation Committee, or the Board. The Board may determine that it is in the best interests of our stockholders and the Company to hold a Say-on-Pay Vote more or less frequently than may be indicated by this advisory vote of our stockholders. Nonetheless, the Compensation Committee and the Board will take into account the outcome of this advisory vote when considering how frequently to hold a Say-on-Pay Vote in future years.
Vote Required and Recommendation
While the Board recommends that a Say-on-Pay Vote be held every year, you are not voting to approve or disapprove of the Board’s recommendation. Rather, you will be able to specify one of four choices for the Say-on-Pay Frequency Vote, as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain.
The Board unanimously recommends a vote for “ONE YEAR” on the advisory vote on the frequency of future advisory votes to approve executive compensation.

Security Ownership Of Certain Beneficial Owners And Management
The following table shows information known to us about beneficial ownership of our common stock by:
•
each of our directors;

•
each of our current NEOs as well as any additional individuals identified as NEOs in the section of this report titled “Executive Compensation”;

•
all of our directors and executive officers as a group; and

•
each person known by us to beneficially own 5% or more of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire ownership of on or before April 29, 2018, which is 60 days from the Record Date, through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable on or before April 29, 2018 are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person.
To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on ClearSign’s shares of common stock outstanding as of the Record Date.
Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership(2)	Percent of Class
Directors and Officers:
Stephen E. Pirnat	437,308(3)	2.0%
Roberto Ruiz, Ph. D.	118,713(4)	0.6%
Donald W. Kendrick, Ph. D.	97,583(5)	0.5%
Lon E. Bell, Ph.D.	389,808(6)	1.8%
Scott P. Isaacson	89,150(7)	0.4%
Jeffrey L. Ott	55,688(8)	0.3%
Susanne Meline	54,040(9)	0.3%
All Directors and Executive Officers as a Group (8 persons)	1,248,790(10)	5.7%

(1)
The address of each officer and director is 12870 Interurban Avenue South, Seattle, Washington 98168.

(2)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally assigned to the person holding voting power and/or investment power with respect to securities. With the exception of the securities beneficially owned by our officers and directors and their affiliates, the ownership of the shares of common stock listed above were determined using public records.

(3)
Includes options to purchase 315,000 shares of common stock and warrants to purchase 8,361 shares of common stock which may be exercised on or before April 29, 2018. Excludes options to purchase 15,000 shares of common stock none of which will vest on or before April 29, 2018.

(4)
Includes options to purchase 84,000 shares of common stock and warrants to purchase 1,840 shares of common stock which may be exercised on or before April 29, 2018. Excludes options to purchase 37,500 shares of common stock none of which will vest on or before April 29, 2018.

(5)
Includes options to purchase 38,750 shares of common stock and warrants to purchase 4,000 shares of common stock which may be exercised on or before April 29, 2018. Excludes options to purchase 36,250 shares of common stock none of which will vest on or before April 29, 2018.

(6)
Includes warrants to purchase 35,336 shares of common stock which may be exercised on or before April 29, 2018.

(7)
Includes warrants to purchase 8,242 shares of common stock which may be exercised on or before April 29, 2018.

(8)
Includes warrants to purchase 3,462 shares of common stock which may be exercised on or before April 29, 2018.

(9)
Includes warrants to purchase 4,545 shares of common stock which may be exercised on or before April 29, 2018.

(10)
Includes 6,500 shares beneficially held by the Company’s interim Chief Financial Officer who is not listed as an NEO.

Certain Relationships And Related Transactions
In February 2018, the Company completed a secondary offering. The following directors and officers participated in the offering on the same terms as the other investors and purchased shares of our common stock at a price of  $2.25 per share.
Participation in Common Stock Offering
Directors and Officers	Shares Purchased
Stephen E. Pirnat	10,000
Brian G. Fike	1,000
Lon E. Bell, Ph.D.	111,000
Susanne Meline	22,222
All Directors and Executive Officers as a Group (4 persons)	144,222

Compensation Awards for 2018
On April 12, 2018 the Compensation Committee granted options to purchase the Company’s common stock to the following executive officers:
Name of Executive Officer	Number of Shares
Donald Kendrick	30,000
Roberto Ruiz	20,000
Brian Fike	25,000
The grants were made from the 2011 Equity Incentive Plan. The options have an exercise price of  $1.90 and a term of 10 years. The options vest at the rate of 6.25% on the first day of each quarter beginning on April 1, 2018. The Compensation Committee also approved bonuses to be paid in cash, in common stock (to be issued from the 2011 Equity Incentive Plan), or in a combination of cash and common stock, as determined by our Chief Executive Officer, to the following executive officers:
Name of Executive Officer	Amount of Bonus
Stephen E. Pirnat	$165,000
Donald Kendrick	$90,000
Brian Fike	$70,000
Compensation Paid to Independent Directors during 2016
During 2016, each of our independent directors received quarterly compensation of  $12,500 in cash together with common stock issued from the 2011 Equity Incentive Plan having a value of  $12,500. The number of shares of common stock issued each quarter was calculated by using the last sale price of our common stock on March 9, 2016, the date of grant.
Other than as disclosed above and in the sections of this proxy statement that discuss executive compensation and compensation paid to our independent directors, during our last two fiscal years through the date of this proxy statement, there has not been any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

Requirements For Advance Notification of Nominations
and Stockholder Proposals
Stockholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2019 Annual Meeting of stockholders must be received by us no later than December 19, 2018, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the SEC. Stockholder proposals should be addressed to our Corporate Secretary at 12870 Interurban Avenue South, Seattle, WA 98168.
Recommendations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Committee for next year’s Annual Meeting.

Other Matters
The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.
The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting. The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. Copies of exhibits to the Annual Report may be obtained from us upon the payment of the reasonable expenses we incur in copying and mailing any requested exhibit. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.
If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Brian G. Fike, interim Chief Financial Officer, 12870 Interurban Avenue South, Seattle, WA 98168, telephone number (206) 673-4848.
Copies of the documents referred to in this proxy statement that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, ClearSign Combustion Corporation, 12870 Interurban Avenue South, Seattle, WA 98168.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

Please indicate if you plan to attend this meeting Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000377979_1 R1.0.1.17

111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345→x02 0000000000JOB #1 OF 21 OF 2 PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARESTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 0 0 00 00000377979_1 R1.0.1.17For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01 Stephen E. Pirnat 02 Lon E. Bell, Ph.D. 03 Scott P. Isaacson 04 Jeffrey L. Ott 05 Susanne L. MelineCLEARSIGN COMBUSTION CORP12870 Interurban Avenue SouthSEATTLE, WA 98168Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 05/02/2018. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the cut-off date ormeeting date. Have your proxy card in hand when you access the web site andfollow the instructions to obtain your records and to create an electronic votinginstruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59P.M. ET on 05/02/2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronicvoting instruction form.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.For Against Abstain2. Ratification of appointment of Gumbiner Savett Inc. as the Company's independent registered public accountingfirm for the fiscal year ending December 31, 2018.3. Approve, on an advisory basis, the compensation paid to the Company's named executive officers ("Say-on-Pay").The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain4. An advisory vote on the frequency of future Say-On-Pay votes.NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournments thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.Yes NoPlease indicate if you plan to attend this meeting

0000377979_2 R1.0.1.17Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.comCLEARSIGN COMBUSTION CORPORATIONAnnual Meeting of StockholdersMay 3, 2018 3:00 PMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Stephen E. Pirnat and Brian G. Fike, or either of them, as proxies, eachwith the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated onthe reverse side of this ballot, all of the shares of common stock of CLEARSIGN COMBUSTIONCORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at03:00 PM PDT on 5/3/2018, at ClearSign Combustion Corporation, 12870 Interurban Avenue South, Seattle, WA98168, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction ismade, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side